UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2017

RAMACO RESOURCES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38003	38-4018838
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

250 West Main Street, Suite 210 Lexington, Kentucky	40507
(Address of Principal Executive Offices)	(Zip Code)

(859) 244-7455

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note:

On February 8, 2017, Ramaco Resources, Inc. (the “Company”) completed its initial public offering (the “Offering”) of 6,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a price to the public of $13.50 per share. The material terms of the Offering are described in the prospectus, dated February 2, 2017 (the “Prospectus”), filed by the Company with the Securities and Exchange Commission on February 6, 2017, which forms a part of the Company’s Registration Statement on Form S-1 (File No. 333-215363) (the “Registration Statement”). The Offering included 2,200,000 shares of Common Stock offered by the selling stockholders named in the Registration Statement.

Item 1.01	Entry into a Material Definitive Agreement.

Registration Rights Agreement

In connection with the closing of the Offering, on February 8, 2017, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with Yorktown Energy Partners IX, L.P. (“Yorktown IX”), Yorktown Energy Partners X, L.P. (“Yorktown X”), Yorktown Energy Partners XI, L.P. (together with Yorktown IX and Yorktown X, “Yorktown”), Energy Capital Partners Mezzanine Opportunities Fund, LP (“ECP Mezzanine”), Energy Capital Partners Mezzanine Opportunities Fund A, LP (“ECP Fund A”), ECP Mezzanine B (Ramaco IP), LP (together with ECP Mezzanine and ECP Fund A, “ECP”), Randall W. Atkins (the Company’s Executive Chairman) and Michael D. Bauersachs (the Company’s President and Chief Executive Officer). Pursuant to the Registration Rights Agreement, the Company agreed to register the sale of shares of Common Stock under certain circumstances as described below.

At any time after the 180 day lock-up period described in the Prospectus, and subject to the limitations set forth below, Yorktown, ECP, Randall W. Atkins or Michael Bauersachs (or their permitted transferees) has the right to require the Company, by written notice, to prepare and file a registration statement registering the offer and sale of a certain number of the Company’s shares of Common Stock. Generally, the Company is required to file such registration statement within 30 days of such written notice. Subject to certain exceptions, the Company will not be obligated to effect a demand registration within 90 days after the closing of any underwritten offering of shares of the Company’s Common Stock.

The Company is also not obligated to effect any demand registration in which the amount of Common Stock to be registered has an aggregate value of less than $30.0 million. Once the Company is eligible to effect a registration on Form S-3, any such demand registration may be for a shelf registration statement. The Company will be required to use all commercially reasonable efforts to maintain the effectiveness of any such registration statement until all shares covered by such registration statement have been sold.

In addition, Yorktown, ECP, Randall W. Atkins or Michael Bauersachs (or its permitted transferees) has the right to require the Company, subject to certain limitations, to effect a distribution of any or all of its shares of Common Stock by means of an underwritten offering. In general, any demand for an underwritten offering (other than the first requested underwritten offering made in respect of a prior demand registration, a requested underwritten offering made concurrently with a demand registration or a requested underwritten offering for less than certain specified amounts) shall constitute a demand request subject to the limitations set forth above.

Subject to certain exceptions, if at any time the Company proposes to register an offering of Common Stock or conduct an underwritten offering, whether or not for the Company’s own account, then the Company must notify Yorktown, ECP, Randall W. Atkins or Michael Bauersachs (or their permitted transferees) of such proposal at least five business days, except if the registration statement will be a shelf registration statement, at least two business days, before the anticipated filing date or commencement of the underwritten offering, as applicable, to allow them to include a specified number of their shares of Common Stock in that registration statement or underwritten offering, as applicable.

These registration rights are subject to certain conditions and limitations, including the right of the underwriters to limit the number of shares to be included in a registration and the Company’s right to delay or withdraw a registration statement under certain circumstances. The Company will generally pay all registration expenses in connection with the parties’s obligations under the registration rights agreement, regardless of whether a registration statement is filed or becomes effective.

The foregoing description is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Shareholders’ Agreement

In connection with the closing of the Offering, on February 8, 2017, the Company entered into a shareholders’ agreement (the “Shareholders’ Agreement”) with Yorktown and ECP. Among other things, the shareholders’ agreement provides Yorktown and ECP with the right to designate a number of nominees (each Yorktown nominee, a “Yorktown Director” and each ECP nominee, an “ECP Director”) to the Company’s board of directors such that:

•	at least 5 directors of the board are Yorktown Directors for so long as Yorktown and its affiliates collectively beneficially own at least 50% of the outstanding shares of our common stock;

•	at least 3 directors of the board are Yorktown Directors for so long as Yorktown and its affiliates collectively beneficially own less than 50% but at least 25% of the outstanding shares of our common stock;

•	at least 2 directors of the board are Yorktown Directors for so long as Yorktown and its affiliates collectively beneficially own less than 25% but at least 10% of the outstanding shares of our common stock;

•	at least 1 director of the board is a Yorktown Director for so long as Yorktown and its affiliates collectively beneficially own less than 10% but at least 5% of the outstanding shares of our common stock;

•	once Yorktown and its affiliates collectively own less than 5% of our common stock, Yorktown will not have any board designation rights;

•	at least 2 directors of the board are ECP Directors for so long as ECP and its affiliates collectively beneficially own at least 10% of the outstanding shares of our common stock;

•	at least 1 director of the board is a ECP Director for so long as ECP and its affiliates collectively beneficially own less than 10% but at least 5% of the outstanding shares of our common stock; and

•	once ECP and its affiliates collectively own less than 5% of our common stock, ECP will not have any board designation rights;

The designation rights of Yorktown and ECP are exercisable at the option of each of Yorktown and ECP and each of Yorktown and ECP may designate a number of directors to serve on the Company’s board of directors that is less than the number shown above (or none at all). The designation rights of ECP and Yorktown will terminate automatically as to each of Yorktown and ECP upon the later of (i) the time at which either Yorktown or ECP no longer has the right to designate an individual for nomination to the Company’s board of directors under the stockholders’ agreement, and (ii) the time at which Yorktown and ECP cease to hold in aggregate at least 50% of the outstanding shares of our common stock. Additionally, the designation rights of Yorktown will terminate automatically upon Yorktown providing written notice to ECP and the Company.

Pursuant to the Shareholders’ Agreement, the Company, Yorktown and ECP will be required to take all necessary action, to the fullest extent permitted by applicable law (including with respect to any fiduciary duties under Delaware law), to cause the election of the nominees designated by Yorktown and ECP.

The rights granted to Yorktown and ECP to designate directors are additive to and not intended to limit in any way the rights that Yorktown, ECP or any of their affiliates may have to nominate, elect or remove our directors under the the Delaware General Corporation Law, as amended.

The foregoing description is qualified in its entirety by reference to the full text of the Shareholders’ Agreement, which is filed as Exhibit 4.2 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Master Reorganization Agreement

As previously disclosed and as described in the Prospectus, on February 8, 2017, the Company completed the transactions contemplated by the Master Reorganization Agreement, dated February 1, 2017, (the “Master Reorganization Agreement”) among the Company and the other parties named therein (the “Parties”), pursuant to which the Company issued shares of its Common Stock as consideration for the Parties’ equity interests in Ramaco Development, LLC in connection with the reorganization transactions contemplated by the Master Reorganization Agreement to effect the Company’s initial public offering.

A description of the Master Reorganization Agreement and the transactions contemplated thereby is included in the Company’s Current Report on Form 8-K filed February 7, 2017, which is incorporated by reference herein.

Item 3.03	Material Modification to Rights of Security Holders.

The information provided in Item 1.01 hereto under the headings “Registration Rights Agreement” and “Shareholders’ Agreement” and in Item 5.03 under the headings “Amended and Restated Certificate of Incorporation” and “Amended and Restated Bylaws” is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Indemnification Agreements

In connection with the closing of the Offering, the Company entered into Indemnification Agreements (“Indemnification Agreements”) with each of the executive officers and directors of the Company. These Indemnification Agreements require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liability that may arise by reason of their service to the Company, and to advance certain expenses incurred as a result of any proceeding against them as to which they could be indemnified.

The foregoing description of the Indemnification Agreements is not complete and is qualified in its entirety by reference to the full text of the Indemnification Agreements, which are attached as Exhibits 10.1 through 10.11 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Amended and Restated Certificate of Incorporation

On February 8, 2017, in connection with the closing of the Offering, the Company amended and restated its Certificate of Incorporation (as amended and restated, the “Certificate of Incorporation”), which was filed with the Secretary of State of the State of Delaware on February 8, 2017. A description of the Certificate of Incorporation is contained in the section of the Prospectus entitled “Description of Capital Stock” and is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus are qualified in their entirety by reference to the full text of the Certificate of Incorporation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Amended and Restated Bylaws

On February 8, 2017, in connection with the closing of the Offering, the Company amended and restated its Bylaws (as amended and restated, the “Bylaws”). A description of the Bylaws is contained in the section of the Prospectus entitled “Description of Capital Stock” and is incorporated herein by reference.

The foregoing description and the description contained in the Prospectus are qualified in their entirety by reference to the full text of the Bylaws, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated in this Item 5.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*	Master Reorganization Agreement, dated February 1, 2017, by and among Ramaco Resources, Inc., Ramaco Development, LLC, Ramaco Merger Sub, LLC and the other parties named therein. (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K, File No. 001-38003, filed with the SEC on February 7, 2017).

3.1	Amended and Restated Certification of Incorporation of Ramaco Resources, Inc., filed with the Secretary of State of the State of Delaware on February 8, 2017.

3.2	Amended and Restated Bylaws of Ramaco Resources, Inc., effective February 8, 2017.

4.1	Registration Rights Agreement, dated as of February 8, 2017, by and among Ramaco Resources, Inc. and the stockholders named therein.

4.2	Shareholders’ Agreement, dated as of February 8, 2017, by and among Ramaco Resources, Inc., Yorktown Energy Partners IX, L.P., Yorktown Energy Partners X, L.P., Yorktown Energy Partners XI, L.P., Energy Capital Partners Mezzanine Opportunities Fund, LP, Energy Capital Partners Mezzanine Opportunities Fund A, LP, and ECP Mezzanine B (Ramaco IP), LP.

10.1	Indemnification Agreement (Randall W. Atkins).

10.2	Indemnification Agreement (Michael Bauersachs).

10.3	Indemnification Agreement (Mark Clemens).

10.4	Indemnification Agreement (Patrick C. Graney, III).

10.5	Indemnification Agreement (W. Howard Keenan, Jr.).

10.6	Indemnification Agreement (Trent Kososki).

10.7	Indemnification Agreement (Bryan H. Lawrence).

10.8	Indemnification Agreement (Tyler Reeder).

10.9	Indemnification Agreement (Marc Solochek).

10.10	Indemnification Agreement (Richard M. Whiting).

10.11	Indemnification Agreement (Michael Windisch).

*	Schedules and similar attachments to the Master Reorganization Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a supplemental copy of any omitted schedule or similar attachment to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2017

RAMACO RESOURCES, INC.

By:	/s/ Randall W. Atkins
Name:	Randall W. Atkins
Title:	Executive Chairman

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Master Reorganization Agreement, dated February 1, 2017, by and among Ramaco Resources, Inc., Ramaco Development, LLC, Ramaco Merger Sub, LLC and the other parties named therein. (incorporated by reference to Exhibit 2.1 to the Company’s Form 8-K, File No. 001-38003, filed with the SEC on February 7, 2017).

3.1	Amended and Restated Certification of Incorporation of Ramaco Resources, Inc., filed with the Secretary of State of the State of Delaware on February 8, 2017.

3.2	Amended and Restated Bylaws of Ramaco Resources, Inc., effective February 8, 2017.

4.1	Registration Rights Agreement, dated as of February 8, 2017, by and among Ramaco Resources, Inc. and the stockholders named therein.

4.2	Shareholders’ Agreement, dated as of February 8, 2017, by and among Ramaco Resources, Inc., Yorktown Energy Partners IX, L.P., Yorktown Energy Partners X, L.P., Yorktown Energy Partners XI, L.P., Energy Capital Partners Mezzanine Opportunities Fund, LP, Energy Capital Partners Mezzanine Opportunities Fund A, LP, and ECP Mezzanine B (Ramaco IP), LP.

10.1	Indemnification Agreement (Randall W. Atkins).

10.2	Indemnification Agreement (Michael Bauersachs).

10.3	Indemnification Agreement (Mark Clemens).

10.4	Indemnification Agreement (Patrick C. Graney, III).

10.5	Indemnification Agreement (W. Howard Keenan, Jr.).

10.6	Indemnification Agreement (Trent Kososki).

10.7	Indemnification Agreement (Bryan H. Lawrence).

10.8	Indemnification Agreement (Tyler Reeder).

10.9	Indemnification Agreement (Marc Solochek).

10.10	Indemnification Agreement (Richard M. Whiting).

10.11	Indemnification Agreement (Michael Windisch).

*	Schedules and similar attachments to the Master Reorganization Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a supplemental copy of any omitted schedule or similar attachment to the Commission upon request.